Operations	12 Months Ended
Dec. 31, 2023
Operations and Reorganization [Abstract]
Operations
1. Operations
(a) Principal activities
Youdao, Inc. (“Youdao” or the “Company”) was incorporated in the Cayman Islands on November 27, 2014. Youdao, Inc., its subsidiaries, consolidated variable interest entities (“VIEs”) and the VIEs’ subsidiaries, together are referred to as “the Group” or “Youdao Group”. NetEase, Inc. (the “Parent” or “NetEase”), its subsidiaries, consolidated VIEs and VIEs’ subsidiaries, other than Youdao Group, are collectively referred to herein as the “NetEase Group”.
The Group provides a variety of learning content, applications and solutions, which covers a wide spectrum of topics and targets people from broad age groups for their lifelong learning needs through its websites and mobile applications. The Group generates its revenues from learning services, smart devices as well as online marketing services. The learning services mainly include tutoring services and fee-based
premium services.
As of December 31, 2023, the Company’s major subsidiaries and consolidated VIEs are as follows:

	Place and year of incorporation	Percentage of economic ownership	Principal activities
Subsidiaries
Youdao (Hong Kong) Limited	Hong Kong, China, 2016	100%	Holding company
Youdao Education Technology (Hong Kong) Limited	Hong Kong, China, 2021	100%	Providing sales of smart devices
NetEase Youdao Information Technology (Beijing) Co., Ltd. (“Youdao Information”)	Beijing, China, 2006	100%	Providing sales of smart devices and solutions, technical support to the VIEs
NetEase Youdao Information Technology (Hangzhou) Co., Ltd. (“Youdao Hangzhou”)	Hangzhou, China, 2019	100%	Providing technical support to the VIEs
NetEase Youdao (Hangzhou) Smart Technology Co., Ltd. (“Youdao Smart Technology”)	Hangzhou, China, 2021	100%	Providing sales of smart devices

	Place and year of incorporation	Percentage of beneficial interests	Principal activities
VIEs
Beijing NetEase Youdao Computer System Co., Ltd. (“Youdao Computer”)	Beijing, China, 2007	100%	Providing online learning services as well as online marketing services
Hangzhou NetEase Linjiedian Education Technology Co., Ltd. (“Linjiedian Education”)	Hangzhou, China, 2019	100%	Providing online learning services
Youdao (Guangzhou) Computer System Co., Ltd. (“Youdao Guangzhou Computer”)	Guangzhou, China, 2021	100%	Providing online learning services

(b) VIE arrangements
i) Contracts that give the Company the power to direct activities of the VIEs
Current PRC laws and regulations impose certain restrictions or prohibitions on foreign ownership of companies that engage in value-added telecommunication services and certain other businesses. Youdao Information and Youdao Hangzhou, the PRC subsidiaries, are considered foreign-invested enterprises. To comply with the foregoing restrictions imposed by PRC laws and regulations on foreign investments, the Group conducts a significant portion of businesses in China through Youdao Computer, Linjiedian Education and Youdao Guangzhou Computer, the VIEs in the PRC, based on a series of contractual arrangements between the Company’s subsidiaries and the VIEs and their respective shareholders.
The following is a summary of the contractual arrangements by and among Youdao Information, Youdao Computer and the shareholders of Youdao Computer. The contractual arrangements with the other VIEs and their respective shareholders, except for the cooperation agreements, are substantially similar to the corresponding contractual arrangements as discussed below.
Loan Agreements
Each shareholder of Youdao Computer, William Lei Ding and Feng Zhou, entered into a loan agreement with Youdao Information under which, Youdao Information provided each of William Lei Ding and Feng Zhou with an interest-free loan in the principal amount of approximately RMB3.6 million and RMB1.4 million, respectively. These funds were used by each of William Lei Ding and Feng Zhou to pay the consideration to acquire his respective equity interest in Youdao Computer. Such loans can be repaid by transferring each of William Lei Ding and Feng Zhou’s respective equity interest in Youdao Computer to Youdao Information or its designee or through such other method as Youdao Information shall determine. The term of each of the Loan Agreements is 10 years from the date of loan agreement and will be automatically extended for a further
10-year
term unless otherwise decided by Youdao Information.

Exclusive Purchase Option Agreements
Under the Exclusive Purchase Option Agreements entered into by Youdao Information, Youdao Computer and each of William Lei Ding and Feng Zhou, Youdao Computer granted Youdao Information an option to purchase all or a portion of the respective equity interests in Youdao Computer at a price equal to the original capital and any additional paid-in
capital paid by him. In addition, under each Exclusive Purchase Option Agreement, Youdao Computer granted Youdao Information an option to purchase all or a portion of the assets held by Youdao Computer or its subsidiaries at a price equal to the net book value of such assets. Each of Youdao Computer, William Lei Ding and Feng Zhou agreed not to transfer, mortgage or permit any security interest to be created on any equity interest in or assets of Youdao Computer without the prior written consent of Youdao Information. Each Exclusive Purchase Option Agreement shall remain in effect until all of the equity interests in or assets of Youdao Computer have been acquired by Youdao Information or its designee or until Youdao Information unilaterally terminates the agreement by written notice.
Shareholder Voting Right Trust Agreements
Under the Shareholder Voting Right Trust Agreements between Youdao Information and each of William Lei Ding and Feng Zhou, respectively, each of William Lei Ding and Feng Zhou, agreed to irrevocably entrust a person designated by Youdao Information to represent him to exercise all the voting right and other shareholders’ rights to which he is entitled as a shareholder of Youdao Computer. Each Shareholder Voting Right Trust Agreement shall remain effective for as long as William Lei Ding and Feng Zhou, as applicable, remains a shareholder of Youdao Computer unless Youdao Information unilaterally terminates the agreement by written notice.
Equity Pledge Agreements
Each of William Lei Ding and Feng Zhou entered into an Equity Pledge Agreement with Youdao Information. Under such Equity Pledge Agreements, each of William Lei Ding and Feng Zhou pledged his respective equity interest in Youdao Computer to Youdao Information to secure his obligations under the applicable Loan Agreement, Exclusive Purchase Option Agreement, Shareholder Voting Right Trust Agreement, and Operating Agreement. Each of William Lei Ding and Feng Zhou further agreed not to transfer or pledge his respective equity interest in Youdao Computer without the prior written consent of Youdao Information. Each of the Equity Pledge Agreements will remain binding until the respective pledger, William Lei Ding or Feng Zhou, as the case may be, discharges all his obligations under the above-mentioned agreements.
ii) Contracts that enable the Company to receive substantially all of the economic benefits from the VIEs
Operating Agreements
Each of Youdao Computer, William Lei Ding and Feng Zhou agreed that, except for transactions in the ordinary course of business, Youdao Computer will not enter into any transaction that would materially affect the assets, liabilities, rights or operations of Youdao Computer without the prior written consent of Youdao Information. Youdao Information also agreed that it would provide performance guarantees and, at Youdao Information’s discretion, guarantee loans for working capital purposes to the extent required by Youdao Computer for its operations. As counter-guarantee, Youdao Computer agreed to pledge the account receivable in its operations and all of its assets to Youdao Information, which pledge has not been implemented as of the date of the report.

Furthermore, each of William Lei Ding and Feng Zhou agreed that, upon instruction from Youdao Information, he would appoint Youdao Computer’s board members, president, chief financial officer and other senior executive officers. The term of each operating agreement is 20 years from the date of execution and can be extended with the written consent of Youdao Information.
Cooperation Agreements
Youdao Computer and Youdao Information entered into a cooperation agreement, or the Youdao Computer Cooperation Agreement, on July 1, 2015. Under the Youdao Computer cooperation agreement, Youdao Information has agreed to provide the following services to Youdao Computer:

•
the development of computer software (including, but not limited to, producing online advertisement and distribution and maintenance of software) and technical support and maintenance for computer software operation;

•	the design, development, update and upgrade of platforms for online advertisement; and

•	the provision of technology support, including, but not limited to, server maintenance, development of server software and related maintenance and updates.
Youdao Computer has agreed to share a portion of its monthly income (after tax and expenses) with Youdao Information in accordance with certain formulas as specified in the Youdao Computer Cooperation Agreement. The agreement was effective from July 1, 2015 and will continue to be effective unless it is terminated, in case of a material breach of the agreement, by written notice of the non-breaching
party.
Linjiedian Education and Youdao Information entered into a cooperation agreement, or the Linjiedian Education Cooperation Agreement, on January 18, 2019, pursuant to which Youdao Information has agreed to provide the following services to Linjiedian Education:

•	the development of computer software (including, but no limited to information management software and other technical software) and technical support and maintenance for computer software operation;

•	licensing of software, trademark, domains, technical secrets and other associated intellectual property rights; and

•	the provision of research and development services in relation to education courseware and teaching support services.
Linjiedian Education has agreed to share a portion of its monthly income (after tax and expenses) with Youdao Information in accordance with certain formulas as specified in the Linjiedian Education Cooperation Agreement. The agreement was effective from January 18, 2019 and will continue to be effective unless it is terminated, in case of a material breach of the agreement, by written notice of the non-breaching
party.
Youdao Guangzhou Computer and Youdao Hangzhou entered into a cooperation agreement, or the Youdao Guangzhou Computer Cooperation Agreement, on January 1, 2022, pursuant to which Youdao Hangzhou has agreed to provide the following services to Youdao Guangzhou Computer:

•	the development of computer software (including, but no limited to information management software and other technical software) and technical support and maintenance for computer software operation;

•	licensing of software, trademark, domains, technical secrets and other associated intellectual property rights; and

•	the provision of research and development services in relation to education courseware and teaching support services.

Youdao Guangzhou Computer has agreed to share a portion of its monthly income (after tax and expenses) with Youdao Hangzhou in accordance with certain formulas as specified in the Youdao Guangzhou Computer Cooperation Agreement. The agreement was effective from January 1, 2022 and will continue to be effective unless it is terminated, in case of a material breach of the agreement, by written notice of the non-breaching
party.
The VIEs has incurred RMB2,221.2 million, RMB2,767.8 million and RMB2,881.0 million service fees to Youdao Information and Youdao Hangzhou for the years ended December 31, 2021, 2022 and 2023, respectively.
iii) Risks in relation to VIE structure
The nominee shareholders of the VIEs are William Lei Ding, who is the chief executive officer, director and the largest shareholder of NetEase, the Company’s controlling shareholder, Feng Zhou, who is the Chief Executive Officer of the Group, and Yinghui Wu, who is the vice president of the Group. The enforceability, and therefore the benefits, of the contractual agreements between the Company and the VIEs depend on these individuals enforcing the contracts. There is a risk that the benefits of ownership between the Company and the VIEs may not be aligned in the future. Given the significance and importance of the VIEs, there would be a significant negative impact to the Company if these contracts were not enforced. The Group’s operations depend on the VIEs to honour their contractual agreements with the Group and the Company’s ability to control the VIEs also depends on the authorization by the shareholders of the VIEs to exercise voting rights on all matters requiring shareholder approval in the VIEs. The Company believes that the agreements on authorization to exercise shareholder’s voting power are legally enforceable and the possibility that it will no longer be able to control and consolidate the VIEs and VIEs’ subsidiaries as a result of the aforementioned risks and uncertainties is remote.
The Company believes that its contractual arrangements with the VIEs are in compliance with PRC (the People’s Republic of China) law and are legally enforceable. William Lei Ding, Feng Zhou and Yinghui Wu have no current interest in seeking to act contrary to the contractual arrangements. However, uncertainties in the PRC legal system could limit the Company’s ability to enforce these contractual arrangements and if William Lei Ding, Feng Zhou and Yinghui Wu were to reduce their interests in the Company, their interests may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms, for example by influencing the VIEs not to pay the service fees when required to do so. If the VIEs or their respective shareholder fails to perform their respective obligations under the current contractual arrangements, the Company may have to incur substantial costs and expend significant resources to enforce those arrangements and rely on legal remedies under Chinese laws. Because of the limited volume of published decisions and their non-binding
nature, the interpretation and enforcement of these laws, rules and regulations involve substantial uncertainties. These uncertainties may impede the ability of the Company to enforce these contractual arrangements, or suffer significant delay or other obstacles in the process of enforcing these contractual arrangements and materially and adversely affect the results of operations and the financial position of the Company.

In addition, many Chinese regulations are subject to extensive interpretive powers of governmental agencies and commissions, and there are substantial uncertainties regarding the interpretation and application of current and future Chinese laws and regulations. Accordingly, the Company cannot assure that Chinese regulatory authorities will not ultimately take a contrary view to its belief and will not take action to prohibit or restrict its business activities. The relevant regulatory authorities would have broad discretion in dealing with any deemed violations which may adversely impact the financial statements, operations and cash flows of the Company (including the restriction on the Company to carry out the business). If the legal structure and contractual arrangements were found to be in violation of any existing PRC laws and regulations, the PRC government could potentially:

•	revoke the Group’s business and operating licenses;

•	require the Group to discontinue or restrict operations;

•	restrict the Group’s right to collect revenues;

•	block the Group’s websites and mobile applications;

•	require the Group to restructure the operations in such a way as to compel the Group to establish a new enterprise, re-apply for the necessary licenses or relocate its businesses, staff and assets;

•	impose additional conditions or requirements with which the Group may not be able to comply; or

•	take other regulatory or enforcement actions against the Group that could be harmful to its business.
The imposition of any of these penalties may result in a material and adverse effect on the Group’s ability to conduct its business. In addition, if the imposition of any of these penalties causes the Group to lose the rights to direct the activities of the VIEs or the right to receive their economic benefits, the Group would no longer be able to consolidate the VIEs and VIEs’ subsidiaries. The Group does not believe that any penalties imposed or actions taken by the PRC government would result in the liquidation of the Company, its subsidiaries or the VIEs.
In accordance with VIE contractual agreements, the Company (1) could exercise all shareholder’s rights of the VIEs and has power to direct the activities that most significantly affects the economic performance of the VIEs, and (2) receive the economic benefits of the VIEs that could be significant to the VIEs. Accordingly, the Company was considered as ultimate primary beneficiary of the VIEs and had consolidated the VIEs’ financial results of operations, assets and liabilities in the Company’s consolidated financial statements. Therefore, the Company considers that there are no assets in the VIEs that can be used only to settle obligations of the VIEs, except for the registered capital of the VIEs amounting to approximately RMB15.0 million

and RMB20.0 million, respectively, as of December 31, 2022 and 2023 as well as certain non-distributable
statutory reserves amounting to approximately RMB5,650 and RMB5,876, respectively, as of December 31, 2022 and 2023. As the VIEs are incorporated as limited liability companies under the PRC Company Law, creditors do not have recourse to the general credit of the Company for the liabilities of the VIEs. There is currently no contractual arrangement that would require the Company to provide additional financial support to the VIEs. As the Group is conducting certain businesses in the PRC through the VIEs, the Group may provide additional financial support on a discretionary basis in the future, which could expose the Group to a loss.
There is no VIE in the Group where the Company or any subsidiary has a variable interest but is not the primary beneficiary.

The following table sets forth the assets, liabilities, results of operations and cash flows of the VIEs and their subsidiaries taken as a whole, which were included in the Group’s consolidated financial statements:

	As of December 31,
	2022	2023
	RMB	RMB
Assets
Cash and cash equivalents	238,585	199,420
Restricted cash	873	105
Short-term investments	21,356	71,848
Accounts receivable, net	170,005	198,645
Inventories	52,958	31,346
Amounts due from NetEase Group and Youdao Group	1,393,994	1,228,509
Prepayment and other current assets	90,365	71,061

Total current assets	1,968,136	1,800,934

Property, equipment and software, net	5,525	5,302
Operating lease right-of-use assets, net	31,985	47,697
Goodwill	103,006	103,006
Other assets, net	73,119	71,293

Total non-current assets	213,635	227,298

Total assets	2,181,771	2,028,232

Liabilities
Accounts payables	49,305	45,939
Payroll payable	10,803	17,232
Amounts due to NetEase Group and Youdao Group	857,883	598,935
Contract liabilities	1,017,029	978,065
Taxes payable	19,516	23,301
Accrued liabilities and other payables	122,758	202,214

Total current liabilities	2,077,294	1,865,686

Long-term lease liabilities	22,565	29,325
Other non-current liabilities	4,498	12,698

Total non-current liabilities	27,063	42,023

Total liabilities	2,104,357	1,907,709

	For the year ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Net revenues:
Third-party net revenues	2,750,610	3,505,470	4,132,058
Other intra-Group net revenues	941	10,512	16,871

Total net revenues	2,751,551	3,515,982	4,148,929

Cost and expenses:
Third-party cost and expenses	(561,272)	(759,964)	(1,160,224)
Intra-Group cost and expenses related to technical consulting and related services	(2,221,199)	(2,767,812)	(2,881,029)
Other intra-Group cost and expenses	(10,673)	(2,685)	(63,614)

Total cost and expenses	(2,793,144)	(3,530,461)	(4,104,867)

Net (loss)/income from continuing operations	(58,520)	(31,540)	37,691

	For the year ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Cash flows from operating activities:
Net cash provided by transactions with third parties	3,278,167	2,950,638	3,342,893
Net cash used in transactions with intra-Group companies related to technical consulting and related services	(2,409,300)	(2,944,165)	(3,287,474)
Net cash used in other transactions with intra-Group companies	(699)	(589,142)	(47,364)

Net cash provided by/(used in) operating activities	868,168	(582,669)	8,055

Cash flows from investing activities:
Net cash provided by/(used in) transactions with third parties	8,550	(62,282)	(52,988)

Net cash provided by/(used in) investing activities	8,550	(62,282)	(52,988)
Cash flows from financing activities:
Capital contribution to VIE	—	—	5,000

Net cash provided by financing activities	—	—	5,000

Liquidity
The Group incurred net losses of RMB1,026.4 million, RMB745.9 million and RMB550.1 million for the years ended December 31, 2021, 2022 and 2023, respectively. Net cash used in operating activities was RMB1,346.4 million, RMB603.1 million and RMB438.1 million for the years ended December 31, 2021, 2022 and 2023, respectively. Accumulated deficit was RMB5,398.4
m
illion and RMB5,948.6
m
illion as of December 31, 2022 and 2023, respectively. As of December 31, 2023, the Group was in a net current liability position of RMB1,799.3 million. The Group assesses its liquidity by its ability to generate cash from operating activities and attract additional capital and/or finance funding.
Historically, the Group has relied principally on both operational sources of cash and non-operational sources of financing from NetEase Group and investors to fund its operations and business development. The Group’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes increasing revenues while controlling operating expenses, as well as, generating operational cash flows and continuing to gain support from outside sources of financing, including NetEase Group. The Group has been continuously receiving financial support from NetEase Group and according to the support letter issued by NetEase Group in April 2023, NetEase Group intends to provide financial support to the Group in the period no less than twelve months from the date of issuance of the financial statement. Refer to Note 20 for details of the Group’s relationship with NetEase Group for financing activities. In April 2021, the Group entered into an agreement with NetEase to provide US$300.0 million of revolving facility loan to the Group. The agreement was renewed in September 2023 to extend the maturity date from March 31, 2024 to March 31, 2027. As of December 31, 2023, the Group had drawn down US$89.0 million under the facility with maturity dated March 31, 2027. The Group had further drawdown US$35.2 million under the US$300.0 million revolving loan facility up to March 31, 2024. Moreover, the Group can adjust the pace of its operation expansion and control the operating expenses. Based on the above considerations, the Group believes that available loan facility and financial support from NetEase Group, will be sufficient to support the Group to meet the cash requirements to fund planned operations and other commitments for at least the next twelve months. The Group’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.